Exhibit 32.1

CERTIFICATION PURSUANT TO
RULE 13a-14(b) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Scott Tomer, Chief Executive Officer of YTB International, Inc., a Delaware corporation (the “Registrant”), in connection with the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), do hereby represent, warrant and certify, in compliance with Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ J. Scott Tomer
Name: J. Scott Tomer
Title: Director and Chief Executive Officer
Date: August 14, 2008